                                                                   Exhibit 99.14



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

             -----------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-3
             -----------------------------------------------------
                    Monthly Period:                 5/1/00 to
                                                    5/31/00
                    Distribution Date:              6/19/00
                    Transfer Date:                  6/16/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A.  Information Regarding the Current Monthly Distribution.
      ------------------------------------------------------

      1.  The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                                   Class A             $6.12333
                                                   Class B             $6.28833
                                                   CIA                 $6.71000

      2.  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                                   Class A             $6.12333
                                                   Class B             $6.28833
                                                   CIA                 $6.71000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-3
Page 2


     3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
         $1,000 original certificate principal amount
                                                   Class A             $0.00000
                                                   Class B             $0.00000
                                                   CIA                 $0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Allocation of Principal Receivables.
         -----------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period
         which were allocated in respect of the Certificates
                                                   Class A       $70,664,921.48
                                                   Class B        $6,400,992.16
                                                   CIA            $8,077,442.51
                                                                 --------------
                                                   Total         $85,143,356.15

     2.  Allocation of Finance Charge Receivables
         ----------------------------------------

         (a1)  The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the Certificates

                                                   Class A        $7,437,246.93
                                                   Class B          $673,683.04
                                                   CIA              $850,123.83
                                                                  -------------
                                                   Total          $8,961,053.80

         (b1)  Principal Funding Investment Proceeds (to Class A)         $0.00
         (b2)  Withdrawals from Reserve Account (to Class A)              $0.00
                                                                  -------------
               Class A Available Funds                            $7,437,246.93

         (c1)  Principal Funding Investment Proceeds (to Class B)         $0.00
         (c2)  Withdrawals from Reserve Account (to Class B)              $0.00
               Class B Available Funds                              $673,683.04

         (d1)  Principal Funding Investment Proceeds (to CIA)             $0.00
         (d2)  Withdrawals from Reserve Account (to CIA)                  $0.00
               CIA Available Funds                                  $850,123.83

         (e1)  Total Principal Funding Investment Proceeds                $0.00
         (e2)  Investment Earnings on deposits to Reserve Account         $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-3
Page 3

   3.  Principal Receivable / Investor Percentages
       -------------------------------------------

       (a)  The aggregate amount of Principal Receivables
            in the Trust as of the last day of the Monthly
            Period                                           $36,124,641,027.99

       (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested
            Amount during Accumulation Period)

                                            Class A             $500,000,000.00
                                            Class B              $45,180,000.00
                                            CIA                  $57,230,000.00
                                                                ---------------
                                            Total               $602,410,000.00

       (c)  The Floating Allocation Percentage: The
            Invested Amount set forth in paragraph
            3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                            Class A                       1.384%
                                            Class B                       0.125%
                                            CIA                           0.158%
                                                                          -----
                                            Total                         1.667%

       (d)  During the Amortization Period: The Invested
            Amount as of ______ (the last day of the
            Revolving Period)
                                            Class A                       $0.00
                                            Class B                       $0.00
                                            CIA                           $0.00
                                                                          -----
                                            Total                         $0.00

       (e)  The Fixed/Floating Allocation Percentage: The
            Invested Amount set forth in paragraph 3(d)
            above as a percentage of the aggregate amount
            of Principal Receivables set forth in paragraph
            3(a) above
                                            Class A                       0.000%
                                            Class B                       0.000%
                                            CIA                           0.000%
                                                                          -----
                                            Total                         0.000%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-3
Page 4

  4.  Delinquent Balances.
      -------------------

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a)    35 - 64 days                                      $428,403,170.53
      (b)    65 - 94 days                                      $277,772,886.82
      (c)    95 - 124 days                                     $231,052,772.40
      (d)    125 - 154 days                                    $196,167,513.76
      (e)    155 - 184 days                                    $164,129,162.83
      (f)    185 or more days                                            $0.00
                                                                         -----
                                        Total                $1,297,525,506.34


  5.  Monthly Investor Default Amount.
      -------------------------------

      (a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                        Class A                  $3,356,048.09
                                        Class B                    $303,998.60
                                        CIA                        $383,617.28
                                                                   -----------
                                        Total                    $4,043,663.97


  6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
      ----------------------------------------------------

      (a)    The aggregate amount of Class A Investor
             Charge-Offs and the reductions in the Class
             B Invested Amount and the CIA

                                        Class A                          $0.00
                                        Class B                          $0.00
                                        CIA                              $0.00
                                                                       -------
                                        Total                            $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-3
Page 5

      (b) The aggregate amount of Class A Investor
          Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                        Class A                          $0.00
                                        Class B                          $0.00
                                        CIA                              $0.00
                                                                      --------
                                        Total                            $0.00


  7.  Investor Servicing Fee
      ----------------------

      (a) The amount of the Investor Monthly Servicing
          Fee payable by the Trust to the Servicer for the Monthly Period

                                        Class A                    $625,000.00
                                        Class B                     $56,475.00
                                        CIA                         $71,537.50
                                                                    ----------
                                        Total                      $753,012.50


  8.  Reallocated Principal Collections
      ---------------------------------
          The amount of Reallocated CIA and Class B
          Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                        Class B                          $0.00
                                        CIA                              $0.00
                                                                         -----
                                        Total                            $0.00

  9.  CIA Invested Amount

      (a) The amount of the CIA Invested Amount as of
          the close of business on the related Distribution
          Date after giving effect to withdrawals, deposits
          and payments to be made in respect of the preceding
          month                                                 $57,230,000.00

      (b) The Required CIA Invested Amount as of the close
          of business on the related Distribution Date after
          giving effect to withdrawals, deposits and payments
          to be made in respect of the preceding month          $57,230,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-3
Page 6

  10.  The Pool Factor
       ---------------

              The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing
              Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                        Class A                     1.00000000
                                        Class B                     1.00000000
                                        Total                       1.00000000

  11.  The Portfolio Yield
       -------------------

            The Portfolio Yield for the related Monthly Period            9.80%

  12.  The Base Rate
       -------------

            The Base Rate for the related Monthly Period                  8.75%


C Information Regarding the Principal Funding Account
  ---------------------------------------------------

       1.   Accumulation Period

       (a)  Accumulation Period commencement date                   05/01/2002

       (b)  Accumulation Period Length (months)                              1

       (c)  Accumulation Period Factor                                    8.61

       (d)  Required Accumulation Factor Number                              8

       (e)  Controlled Accumulation Amount                     $602,410,000.00

       (f)  Minimum Payment Rate (last 12 months)                        14.06%


       2.   Principal Funding Account
            -------------------------

            Beginning Balance                                            $0.00
               Plus: Principal Collections for related Monthly
                     Period from Principal Account                       $0.00
               Plus: Interest on Principal Funding Account Balance
                     for related Monthly Period                          $0.00

               Less: Withdrawals to Finance Charge Account               $0.00
               Less: Withdrawals to Distribution Account                 $0.00
                                                                    ----------
            Ending Balance                                               $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-3
Page 7

        3.  Accumulation Shortfall
            ----------------------

                  The Controlled Deposit Amount for the
                  previous Monthly Period                                $0.00

            Less: The amount deposited into the Principal
                  Funding Account for the Previous Monthly
                  Period                                                 $0.00

                  Accumulation Shortfall                                 $0.00
                                                                      --------
                  Aggregate Accumulation Shortfalls                      $0.00

        4.  Principal Funding Investment Shortfall
            --------------------------------------

                  Covered Amount                                         $0.00

            Less: Principal Funding Investment Proceeds                  $0.00

                                                                      --------
                  Principal Funding Investment Shortfall                 $0.00
                                                                      --------
D.  Information Regarding the Reserve Account
    -----------------------------------------

        1.  Required Reserve Account Analysis
            ---------------------------------

            (a)  Required Reserve Account Amount percentage            0.00000%

            (b)  Required Reserve Account Amount ($)                     $0.00
                 (0.5% of Invested Amount or other amount designated by Transferor)

            (c)  Required Reserve Account Balance after effect
                 of any transfers on the Related Transfer Date           $0.00

            (d)  Reserve Draw Amount transferred to the Finance
                 Charge Account on the Related Transfer Date             $0.00

        2.  Reserve Account Investment Proceeds
            -----------------------------------
            Reserve Account Investment Proceeds transferred to
            the Finance Charge Account on the Related Transfer
            Date                                                         $0.00

        3.  Withdrawals from the Reserve Account
            ------------------------------------
            Total Withdrawals from the Reserve Account
            transferred to the Finance Charge Account on the
            related Transfer                                             $0.00
            Date (1 (d) plus 2 above)

        4.  The Portfolio Adjusted Yield
            ----------------------------
            The Portfolio Adjusted Yield for the related
            Monthly Period                                                3.35%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                        First USA Bank, National Association
                                        as Servicer


                                        By: /s/ Tracie Klein
                                           -------------------
                                           Tracie Klein
                                           First Vice President